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                                                                       Exhibit 6

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.01 per share, of Seabulk International, Inc., a Delaware corporation, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 16th day of July, 2002.

                                        C/R Marine Domestic Partnership, L.P.

                                        By:      C/R Marine GP Corp.
                                                 its General Partner

                                        By:      /s/ Daniel A. D'Aniello
                                                 -------------------------------
                                                 Name:    Daniel A. D'Aniello
                                                 Title:   President


                                        C/R Marine Non-U.S. Partnership, L.P.

                                        By:      C/R Marine GP Corp.
                                                 its General Partner

                                        By:      /s/ Daniel A. D'Aniello
                                                 -------------------------------
                                                 Name:    Daniel A. D'Aniello
                                                 Title:   President

                                        C/R Marine Coinvestment, L.P.

                                        By:      C/R Marine GP Corp.
                                                 its General Partner

                                        By:      /s/ Daniel A. D'Aniello
                                                 -------------------------------
                                                 Name:    Daniel A. D'Aniello
                                                 Title:   President



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                                        C/R Marine Coinvestment II, L.P.

                                        By:      C/R Marine GP Corp.
                                                 its General Partner

                                        By:      /s/ Daniel A. D'Aniello
                                                 -------------------------------
                                                 Name:    Daniel A. D'Aniello
                                                 Title:   President

                                        C/R Marine GP Corp.

                                        By:      /s/ Daniel A. D'Aniello
                                                 -------------------------------
                                                 Name:    Daniel A. D'Aniello
                                                 Title:   President